SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2011
SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-34757	27-2166630

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

601 RAYOVAC DRIVE, MADISON, WISCONSIN	53711

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (608) 275-3340
N/A

(Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS.
     On July 14, 2011, Spectrum Brands Holdings, Inc. (the “Company”) entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Jefferies & Company, Inc., as representatives of the underwriters named therein, and the selling stockholder named therein, with respect to the sale of up to 7,469,812 shares of common stock, par value $.01 per share (the “Common Stock”) of the Company (including 974,323 shares of Common Stock subject to an over-allotment option granted to the Underwriters by the Company and the selling stockholder).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
     The exhibit listed below relates to the Registration Statement (No. 333-175167) on Form S-3 of the Company and is filed herewith for incorporation by reference in such Registration Statement.

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement, dated July 14, 2011, by and among the Company, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Jefferies & Company, Inc., as representatives of the underwriters named therein, and the selling stockholder named therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.
Date: July 14, 2011	By:	/s/ Nathan Fagre
Nathan Fagre
Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
1.1	Underwriting Agreement, dated July 14, 2011, by and among the Company, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Jefferies & Company, Inc., as representatives of the underwriters named therein, and the selling stockholder named therein.

4